    As filed with the Securities and Exchange Commission on October 31, 1997

                                                   Registration No. 333-

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------

                                    FORM S-8
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                             ----------------------

                       SUN TELEVISION AND APPLIANCES, INC.
             (Exact name of Registrant as specified in its charter)

             Ohio                                             31-1178151
 (State or other jurisdiction                             (I.R.S. Employer
 of incorporation or organization)                        Identification No.)

                                 6600 Port Road
                              Groveport, Ohio 43125
              (Address of Registrant's principal executive offices)

                             ----------------------

                       SUN TELEVISION AND APPLIANCES, INC.
                             1991 STOCK OPTION PLAN
                            (Full Title of the Plan)

                             ----------------------
                                 R. Carter Pate
                Chairman of the Board and Chief Executive Officer
                       Sun Television and Appliances, Inc.
                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
            (Name, address and telephone number of agent for service)
                             ----------------------
                          Copies of Correspondence to:
                             Richard A. Cheap, Esq.
                         Porter, Wright, Morris & Arthur
                              41 South High Street
                              Columbus, Ohio 43215
                             ----------------------

                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------
Proposed Maximum     Proposed Maximum    Amount of     Aggregate
Title of Securities   Amount to be     Offering Price  Offering    Registration
to be Registered       Registered       Per Share*      Price*         Fee*
--------------------------------------------------------------------------------
Common Stock,
  $.01 par value.......  500,000          $2.56       $1,280,000.00    $388.00
--------------------------------------------------------------------------------

*Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(h), based upon the average of the high and low prices of Sun Television Common Stock as reported on the Nasdaq National Market System on October 27, 1997.

This Registration Statement shall be deemed to cover an indeterminate number of additional shares of Sun Television and Appliances, Inc. Common Stock, $.01 par value, as may be issuable pursuant to future stock dividends, stock splits or similar transactions.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

          The document(s) containing the information concerning the Sun Television and Appliances, Inc. 1991 Stock Option Plan, specified in Part I will be sent or given to employees as specified by Rule 428(b)(1). Such documents are not filed as part of this Registration Statement in accordance with the Note to
Part I of the Form S-8 Registration Statement.

                                   PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

INCORPORATION OF DOCUMENTS BY REFERENCE.

          The contents of the Post-Effective Amendment No. 2 to the Form S-8 Registration Statement previously filed with the Securities and Exchange Commission by the Registrant on August 12, 1994, Registration No. 33-44932, are hereby incorporated by reference herein.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on October 29, 1997.

                              SUN TELEVISION AND APPLIANCES, INC.



                              By: /s/ R. Carter Pate
                              --------------------------------------------------
                                  R. Carter Pate, Chairman of the Board and CEO

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

         Signature               Title                             Date
         ----------             -------                          -------

/s/ R. Carter Pate       Chairman of the Board             )  October 29, 1997
------------------------ Chief Executive Officer           )
    R. Carter Pate                                         )
                                                           )
                                                           )
/s/ John J. Lynch        Chief Financial Officer,          )  October 29, 1997
------------------------ Treasurer and Controller          )
    John J. Lynch        (Principal Accounting Officer     )
                         and Principal Financial Officer)  )
                                                           )
                                                           )
*Macy T. Block           Director                          )  October 29, 1997
------------------------                                   )
Macy T. Block                                              )
                                                           )
                                                           )
*Ned L. Sherwood         Director                          )  October 29, 1997
------------------------                                   )
 Ned L. Sherwood                                           )
                                                           )
                                                           )
                                                           )
*Thomas Epstein          Director                          )  October 29, 1997
------------------------                                   )
 Thomas Epstein                                            )
                                                           )
                                                           )
*Paul D. Bauer            Director                         )  October 29, 1997
------------------------                                   )
  Paul D. Bauer                                            )
                                                           )
                                                           )
*Brady J. Churches       Director                          )  October 29, 1997
------------------------                                   )
 Brady J. Churches                                         )
                                                           )
                                                           )
*Frank Doczi             Director                          )  October 29, 1997
------------------------                                   )
Frank Doczi                                                )
                                                           )
                                                           )
*By: /s/ John J. Lynch                                     )
------------------------                                   )
 John J. Lynch, Attorney-in-fact                           )


                          Registration No. 333-_______

--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                             ----------------------



                                    FORM S-8

                             REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933



                             ----------------------


                       SUN TELEVISION AND APPLIANCES, INC.


                             ----------------------

                                    EXHIBITS

                             ----------------------

                                  EXHIBIT INDEX


                                                                  Pagination By
                                                                    Sequential
Exhibit                 Exhibit                                      Numbering
Number                Description                                     System
--------             ---------------                            ----------------

4(a)  *    Sun Television and Appliances, Inc. Amended and
           Restated 1991 Stock Option Plan.

4(b)       Second Amended and Restated Articles of Incorporation of
           Sun Television and Appliances, Inc. (Exhibit 4(b) to
           Post-Effective Amendment No. 2 to Registration
           Statement on Form S-8 (Registration No. 33-44932), and incorporated herein by reference).

4(c)       Code of Regulations of Sun Television and Appliances, Inc.
           (Exhibit 4(c) to Post-Effective Amendment No. 2 to Registration
           Statement on Form S-8 (Registration No. 33-44932), and incorporated herein by reference).

5     *    Opinion of Porter, Wright, Morris & Arthur regarding legality.

23(a)      Consent of Porter, Wright, Morris & Arthur (included in Exhibit
           5 filed herewith).

23(b) *    Consent of Coopers & Lybrand.

24    *    Powers of Attorney.

----------------------
* Filed with this Registration Statement